UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WATERMARK LODGING TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

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2 As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: September 8, 2022 Control Number: 0123456789012345 Ways to Vote   Go to ProxyVote.com   Call 1-800-690-6903 This email represents the following share(s): WATERMARK LODGING TR INC SHS CL A  123,456,789,012.00000 WATERMARK LODGING TR INC SHS CL T  123,456,789,012.00000 WATERMARK LODGING TR INC  123,456,789,012.00000 WATERMARK LODGING TR INC  123,456,789,012.00000 WATERMARK LODGING TR INC  123,456,789,012.00000 WATERMARK LODGING TR INC  123,456,789,012.00000 WATERMARK LODGING TR INC  123,456,789,012.00000   Please vote your shares today!    Important Materials: Proxy Statement Stockholder Brochure

3 Click below to attend the meeting virtually Attend the Meeting For holders as of June 14, 2022   Why Should I Vote? Your vote is very important regardless of the number of shares you own. If you do not vote, the effect will be the same as voting AGAINST the merger.   (c) 1997-2022 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement